UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE LOVESAC COMPANY

(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

May 23, 2019

Dear Fellow Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of The Lovesac Company (“we”, “us”, “Lovesac” or the “Company”) at 10:00 a.m. local time on June 5, 2019, at the Residence Inn located at 25 Atlantic Street, Stamford, CT 06901.

The annual meeting will be held for the following purposes:

(1)    to elect seven (7) directors to the board of directors to serve until the 2020 Annual Meeting of stockholders and until their successors are duly elected and qualified;

(2)    to approve the Amended and Restated 2017 Equity Incentive Plan that, among other things, increases the number of shares reserved for issuance thereunder by 799,823 shares;

(3)    to ratify the appointment of Marcum LLP as our independent auditor for the fiscal year ending February 2, 2020; and

(4)    to transact any and all other business that may properly come before the annual meeting or any continuation, postponement, or adjournment thereof.

All stockholders of record of our common stock at the close of business on May 17, 2019, the record date, are entitled to notice of and to vote at this meeting and any continuation, postponement, or adjournment thereof. Whether or not you expect to attend the annual meeting of stockholders in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the provided postage-prepaid envelope to ensure your representation and the presence of a quorum at the annual meeting. If you send in your proxy card, you may still decide to attend the annual meeting of stockholders and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

On behalf of the board of directors and the officers and employees of Lovesac, I would like to take this opportunity to thank our stockholders for their continued support of Lovesac. We look forward to seeing you at the meeting.

Sincerely yours,
Shawn Nelson Chief Executive Officer

THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2019

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of The Lovesac Company (“we”, “us”, “Lovesac” or the “Company”) at 10:00 a.m. local time on June 5, 2019, at the Residence Inn, located at 25 Atlantic Street, Stamford, CT 06901.

The annual meeting will be held for the following purposes:

(1)    to elect seven (7) directors to the board of directors to serve until the 2020 Annual Meeting of stockholders and until their successors are duly elected and qualified;

(2)    to approve the Amended and Restated 2017 Equity Incentive Plan that, among other things, increases the number of shares reserved for issuance thereunder by 799,823 shares;

(3)    to ratify the appointment of Marcum LLP as our independent auditor for the fiscal year ending February 2, 2020; and

(4)    to transact any and all other business that may properly come before the annual meeting or any continuation, postponement, or adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. You may vote at the Annual Meeting (or any adjournment or postponement of the Annual Meeting) if you were a stockholder of the Company at the close of business on May 17, 2019, the record date. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. The Company’s stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at the Company’s offices during the 10 day period preceding the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, the board of directors respectfully requests that you vote your shares in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors
Shawn Nelson Chief Executive Officer May 23, 2019

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: Our Annual Report on Form 10-K, this Notice and the Proxy Statement and the proxy card are available electronically at https://investor.lovesac.com.

THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

PROXY STATEMENT
For the 2019 Annual Meeting of Stockholders
to be held on June 5, 2019

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The board of directors of The Lovesac Company (which we refer to in this proxy statement as “we”, “our”, “us” or “Lovesac”) is providing you these proxy materials in connection with the Board’s solicitation of proxies from our stockholders for our 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) and any adjournments and postponements of the Annual Meeting. The Annual Meeting will be held at the Residence Inn, located at 25 Atlantic Street, Stamford, CT 06901, on Wednesday, June 5, 2019, commencing at 10:00 a.m. local time. On or about May 23, 2019, we expect to begin mailing to our stockholders proxy materials. Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares by the Internet or mail as more fully described below.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you and our other stockholders entitled to vote at the Annual Meeting are requested to vote on proposals to (1) elect seven members of our board of directors to serve until our 2020 annual meeting of stockholders, (2) approve the Amended and Restated 2017 Equity Incentive Plan that, among other things increases the number of shares reserved for issuance thereunder by 799,823 shares, and (3) ratify the appointment of Marcum LLP as our independent auditor for fiscal year 2020.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record as of the close of business on May 17, 2019, the record date for the Annual Meeting, or the holders of their valid proxies may attend the Annual Meeting. A list of our stockholders will be available for review at our executive offices in Stamford, Connecticut, during ordinary business hours for a period of 10 days prior to the meeting. Each person attending the Annual Meeting may be asked to present a photo ID before being admitted to the meeting. In addition, stockholders who hold their shares through a broker or nominee (i.e., in street name) should provide proof of their beneficial ownership, such as a brokerage statement showing their ownership of shares as of May 17, 2019. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, and attendees will be subject to security inspections.

Only holders of record of our common stock at the close of business on May 17, 2019 are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held. Shares of our common stock represented in person or by a properly submitted proxy will be voted at the Annual Meeting. On the record date, 13,773,665 shares of our common stock were outstanding and entitled to vote.

What constitutes a quorum?

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business.

What vote is required to approve each item to be voted on at the Annual Meeting?

Election of Directors — a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. This means that the seven director nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors will be elected to our board. Broker non-votes and votes marked “WITHHOLD AUTHORITY FOR ALL NOMINEES” will have no legal effect on the outcome of the election of directors. With respect to votes marked “FOR ALL EXCEPT,” votes for director nominees that are withheld will have no legal effect on the outcome of the election of directors, while votes for all other director nominees will count toward a plurality.

Approval of Amended and Restated 2017 Equity Incentive Plan — requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. If you indicate on your proxy card that you wish to “ABSTAIN” from voting on this proposal, your shares will not be voted on this proposal. Abstentions are not counted in determining the number of shares voted “FOR” or “AGAINST” this proposal, but will be counted as present and entitled to vote on this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. Broker non-votes are not counted in determining the number of shares voted for or against this proposal and will not be counted as present and entitled to vote on this proposal.

Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending February 2, 2020 — requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

How does the Board of Directors recommend that I vote?

Our board of directors recommends that you vote:

•        FOR each of the nominees for director named in this proxy statement;

•        FOR the approval of the Amended and Restated 2017 Equity Incentive Plan; and

•        FOR the ratification of the appointment of Marcum LLP as our independent auditor for fiscal year 2020.

How do I vote?

If your shares are held in your name, you may vote your shares or submit a proxy to have your shares voted by one of the methods described below. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

•        By Internet.    You may submit a proxy electronically via the Internet at www.voteproxy.com. Have your proxy card available when you long onto the website. Then follow the on-screen instructions or scan the QR code that is on your proxy card with your smartphone. Internet voting facilities will close and no longer be available as of 11:59 p.m. ET on June 4, 2019.

•        By Mail.    You may submit a proxy by signing, dating and returning your proxy card in the pre-addressed envelope provided.

•        In Person.    You may vote in person at the Annual Meeting by completing a ballot.

If you vote by granting a proxy, the proxy holders will vote the shares according to your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board. If you plan to vote in person at the Annual Meeting and your shares are held in your name, please bring proof of identification.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you (and failure to provide instructions on these matters will result in a “broker non-vote”).

Can I change my vote after I return my proxy card?

You may vote in person at the Annual Meeting or you may give us your proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. As described below, you can change your vote at the Annual Meeting. You can vote by proxy electronically by using the Internet or through the mail as described below. If you would like to vote by using the Internet, please refer to the specific instructions set forth on the proxy card. If you are a holder of record and received your proxy statement and Annual Report by mail, you can vote by signing, dating and completing the enclosed proxy card and returning it by mail in the enclosed postpaid envelope. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

Your proxy may be revoked at any time before its exercise by sending written notice of revocation to The Lovesac Company, Two Landmark Square, Suite 300, Stamford, CT 06901, Attention: Secretary, or by submitting a valid proxy that is dated later, or, if you attend the Annual Meeting in person, by giving notice of revocation to the Inspector of Election referred to below at the Annual Meeting.

How will votes be recorded and where can I find the voting results of the Annual Meeting?

We have engaged American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent, as our inspector of elections to receive and tabulate votes. AST will separately tabulate “for” and “against” votes, abstentions and broker non-votes. AST will also certify the results and determine the existence of a quorum and the validity of proxies and ballots.

We plan to announce preliminary voting results at the Annual Meeting and to publish the final results in a current report on Form 8-K following the Annual Meeting.

Who conducts the proxy solicitation and how much will it cost?

The Company is requesting your proxy for the Annual Meeting and will pay the costs of requesting stockholder proxies. Proxies may be solicited by directors, officers and other employees of the Company, personally or by telephone, Internet, or mail, none of whom will receive compensation for their solicitation efforts. We may also reimburse brokerage firms, dealers, banks, voting trustees or other record holders for their reasonable expenses for forwarding proxy materials to the beneficial owners of our common stock.

Questions and Additional Copies

If you have any additional questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact our Secretary at The Lovesac Company, Two Landmark Square, Suite 300, Stamford, CT 06901, by telephone at (888) 636-1223, or by email at InvestorRelations@lovesac.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of seven (7) members and is authorized to have no less than five (5) members nor more than seven (7) members. Each our directors serves until the next annual meeting of stockholders and until his successor is elected and duly qualified, or until his earlier death, resignation or removal.

We have no formal policy regarding board diversity. In selecting board candidates, we seek individuals who will further the interests of our stockholders through an established record of professional accomplishment, the ability to contribute positively to our collaborative culture, knowledge of our business and understanding of our prospective markets. We plan to recruit additional independent directors who can bring specific expertise and experience that is relevant to our business and future direction.

Shawn Nelson, Andrew Heyer, William Phoenix, Jared Rubin, John Grafer, Shirley Romig and Walter McLallen have been nominated for election as directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and have qualified. Christopher Bradley and David Yarnell are not standing for re-election. Each nominee has consented to being named in the proxy statement and has agreed to serve as a member of the board of directors, if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The board of directors believes that each nominee and director has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight. The biographies below reflect the particular experience, qualifications, attributes and skills that led the board of directors to conclude that each nominee and director should serve on the board.

The following table sets forth, as of May 22, 2019, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.

Name	Age	Title	Date Appointed
Shawn Nelson	41	Chief Executive Officer and Director	February 27, 2017(1)
Andrew Heyer	60	Chairman of the Board of Directors	February 27, 2017(2)
William Phoenix	60	Director	January 3, 2017(3)
Jared Rubin	39	Director	January 3, 2017(4)
John Grafer	48	Director	June 27, 2017
Shirley Romig	41	Director Nominee	—
Walter McLallen	53	Director Nominee	—
Christopher Bradley*	41	Director	January 3, 2017(5)
David Yarnell*	63	Director	January 3, 2017(6)

____________

*        Messrs. Bradley and Yarnell have decided not to stand for re-election at the Annual Meeting. Pursuant to Item 401(a) of Regulation S-K, their biographies have been omitted below.

(1)      Mr. Nelson has been a Director of SAC Acquisition, LLC, the predecessor entity of the Company, since May 8, 2008.

(2)      Mr. Heyer has been a Director of SAC Acquisition, LLC, the predecessor entity of the Company, since March 3, 2015.

(3)      Mr. Phoenix has been a Director of SAC Acquisition, LLC, the predecessor entity of the Company, since May 24, 2010.

(4)      Mr. Rubin has been a Director of SAC Acquisition, LLC, the predecessor entity of the Company, since June 30, 2014.

(5)      Mr. Bradley has been a Director of SAC Acquisition LLC, the predecessor entity of the Company, since May 24, 2010.

(6)      Mr. Yarnell has been a Director of SAC Acquisition LLC, the predecessor entity of the Company, since May 8, 2008.

Shawn Nelson founded Lovesac in 1998 and is currently serving as our Chief Executive Officer and as a member of the board of directors. Mr. Nelson is the lead designer of the Company’s patented products and directly oversees design, sourcing, public relations, investor relations and culture. In 2005, Mr. Nelson won Richard Branson’s “The Rebel Billionaire” on Fox and continues to participate in ongoing TV appearances. Mr. Nelson has a Master’s Degree in Strategic Design and Management and is a graduate-level instructor at Parsons, The New School for Design in New York City. Mr. Nelson is also fluent in Chinese with a BA in Mandarin from the University of Utah. We believe Mr. Nelson is qualified to serve on our board because of his leadership experience as our founder, his extensive knowledge of our Company and his service as our Chief Executive Officer.

Andrew R. Heyer is the Chairman of our board of directors. Mr. Heyer is a finance professional with over 35 years of experience investing the consumer and consumer-related products and services industries. He has deployed in excess of $1 billion of capital over that time frame, and has guided several public and private companies as a member of their boards of directors. Mr. Heyer is the Chief Executive Officer and Founder of Mistral Equity Partners, a private equity fund manager founded in 2007 that invests in the consumer industry. Prior to founding Mistral, Mr. Heyer served as a Founding Managing Partner of Trimaran Capital Partners. Until 1995, Mr. Heyer was a vice chairman of CIBC World Markets Corp. and a co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp., Mr. Heyer was a founder and Managing Director of The Argosy Group L.P. Prior to joining Argosy, Mr. Heyer was a Managing Director at Drexel Burnham Lambert Incorporated and, prior to that, he worked at Shearson/American Express. From 1993 to 2009 and from 2012 to April 2019, he has served on the board of The Hain Celestial Group (Nasdaq: HAIN), a natural and organic food and products company. Since December 2016, Mr. Heyer has served as a director of XpresSpa Group, Inc. (Nasdaq: XSPA), a diversified holding company. From April 2017 to March 2019, Mr. Heyer served as a director and president of Haymaker Acquisition Corp., which was acquired by OneSpaWorld Holdings Limited (Nasdaq: OSW) on March 19, 2019. Since March 2019, Mr. Heyer has served on the board of directors of OneSpaWorld Holdings Limited. Mr. Heyer also serves on the boards of directors of several private companies, including Worldwise, a pet accessories business. Mr. Heyer received his B.Sc. and M.B.A. from the Wharton School of the University of Pennsylvania, graduating magna cum laude. We believe Mr. Heyer is qualified to serve on our board because of his extensive experience in private equity investing in the consumer goods industry and his experience on other private and public company boards.

Jared Rubin is a member of our board of directors. He is currently a director at Schottenstein Stores Corporation. Since 2013, Mr. Rubin has held executive and board of director positions within the Schottenstein family of companies with a focus in the retail sector, including strategy and financial based roles at American Signature, Inc. and Artisan de Luxe. From 2009 to 2013, Mr. Rubin was a Vice President at Tiger Infrastructure Partners, a private equity investment firm. Mr. Rubin previously served at Lehman Brothers as a member of its private equity investment team within the firm’s asset management division and as an investment banker, holding various capital markets, investment banking and proprietary investment roles within the firm. He holds a B.Sc. in Economics from the Wharton School of the University of Pennsylvania. We believe Mr. Rubin is qualified to serve on our board because of his extensive background in retail, his experience in private equity investment and investment banking and leadership experience as a senior executive and director of retail and consumer product companies.

William P. Phoenix is a member of our board of directors. Since 2007, Mr. Phoenix has been a Managing Director at Mistral Equity Partners. He has extensive experience as a provider of all forms of capital to non-investment grade companies. From 2002 to 2007, Mr. Phoenix was a Managing Director of Trimaran Capital Partners, L.L.C. Mr. Phoenix spent a good portion of his career in various capacities at the Canadian Imperial Bank of Commerce (CIBC), beginning in 1982. He was a Managing Director of CIBC Capital Partners, where he focused on mezzanine transactions and private equity opportunities. While at CIBC, he also had management responsibilities for Acquisition Finance, Mezzanine Finance, and the Loan Workout and Restructuring businesses. Mr. Phoenix has been a member of the board of directors of Lovesac since 2010 and Blueport Commerce. Mr. Phoenix received his B.A. in Economics from the University of Western Ontario and his M.B.A. from the University of Toronto. He is a graduate of the Leadership New York Program. We believe Mr. Phoenix is qualified to serve on our board because of his extensive background in finance and private equity investment and his experience on other private company boards.

Shirley Romig is a director nominee nominated to join our board of directors at the Annual Meeting. Ms. Romig is a retail executive with nearly two decades of experience in operational growth strategies and leading transformational initiatives in complex consumer-oriented organizations. Most recently, Ms. Romig is the Group Vice President of Ancillary Operations at Equinox and led six lines of businesses within its fitness clubs. Previously, Ms. Romig was the Head of Retail Strategy for SapientRazorfish, a global digital agency. From 2013 to 2015, Ms. Romig was the Senior Vice President of Corporate Strategy with HBC responsible for implementation of growth initiatives across Saks Fifth Avenue, Saks OFF 5th, Lord & Taylor and Hudson’s Bay and Home Outfitters in Canada. Ms. Romig also served as a Vice President for Saks Incorporated where she led the company’s omnichannel transformation work and launched Saksoff5th.com as well as numerous growth initiatives for Saks.com. Ms. Romig previously served at Pali Capital in equity research as well as Kurt Salmon Associates and Kaiser Associates in strategy consulting. Ms. Romig holds an MBA from the Darden School of Business and a Bachelor of Science from the McIntire School of Commerce, both at the University of Virginia. We believe Ms. Romig is qualified to serve on our board based on her expertise in e-commerce, digital innovation, corporate strategy and scaling complex retail operations.

Walter D. McLallen is a director nominee nominated to join our board of directors at the Annual Meeting. Mr. McLallen is a finance professional with over 25 years of leveraged finance, private equity and operations experience. Mr. McLallen has been the Managing Member of Meritage Capital Advisors, an advisory boutique firm focused on debt and private equity transaction origination, structuring and consulting since 2004. Mr. McLallen has extensive board and organizational experience and has served on numerous corporate and non-profit boards and committees, with a significant historical focus on consumer products-related companies. Mr. McLallen serves as a director of publicly traded Centric Brands Inc. (CTRC:NASDAQ), a lifestyle brands collective in the branded and licensed apparel and accessories sectors and OneSpaWorld Holdings (OSW:NASDAQ), a pre-eminent global provider of health and wellness services and products onboard cruise ships and in destination resorts around the world; as well as several consumer-focused private companies, including Timeless Wine Company, the producer of consumer luxury wine brands Silver Oak, Twomey and OVID; Worldwise, a consumer branded pet products company; adMarketplace, a search engine advertiser; and Classic Brands, an e-commerce marketer of mattresses and related products. Mr. McLallen is also a founder and Co-Chairman of Tomahawk Strategic Solutions, a law enforcement and corporate training and risk management company. From 2006 to 2015, Mr. McLallen was Vice Chairman of Remington Outdoor Company, an outdoor consumer platform he co-founded with a major investment firm. Mr. McLallen was formerly with CIBC World Markets from 1995 to 2004, during which time he was a Managing Director, head of Debt Capital Markets and head of High Yield Distribution. Mr. McLallen started his career in the Mergers & Acquisitions Department of Drexel Burnham Lambert and was a founding member of The Argosy Group L.P. Mr. McLallen received a B.A. with a double major in Economics and Finance from the University of Illinois at Urbana-Champaign. Mr. McLallen is qualified to serve as a director due to his extensive consumer products, operational and board experience, as well as his background in finance.

Vote Required

The affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ALL SEVEN (7) NOMINEES TO SERVE UNTIL THE 2020 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that our directors and director nominees (other than Andrew Heyer, Shawn Nelson and John Grafer) do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our directors and director nominees (other than Andrew Heyer, Shawn Nelson and John Grafer) is “independent” as that term is defined under the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director and each director nominee has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence and eligibility to serve on the committees of our board of directors.

Board Meetings

During fiscal 2019, the board of directors held seven meetings. Each director then serving attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period such director served and the total number of meetings held by any of the committees of the board of directors on which such director served during such period.

Board Committees

Our board of directors has established an audit committee and a compensation committee. Audit committees generally must be comprised of at least three independent directors. Compensation committees generally must be comprised of at least two independent directors. As a result of our loss of “controlled company” status in connection with a secondary offering of our common stock on October 31, 2018, the Company is allowed to phase-in its compliance with the compensation committee composition requirements as follows: (1) one member must satisfy the requirement as of October 31, 2018; (2) a majority of members must satisfy the requirement by January 29, 2019; and (3) all members must satisfy the requirement within one year of the closing of the secondary offering. Our board of directors may establish other committees to facilitate the management of our business. The functions of the audit and compensation committees are described below. Directors serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee, which met two times in fiscal 2019, consists of William Phoenix, as the chair, and Messrs. Rubin and Yarnell. Our board of directors has determined that Messrs. Phoenix, Rubin and Yarnell qualify as “audit committee financial experts” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee, which operates under a written charter that is posted on the Investor Relations section of our website at https://investor.lovesac.com, is, among other things, responsible for:

•        appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•        overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•        reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•        overseeing our internal accounting function;

•        discussing our risk management policies;

•        establishing policies regarding hiring employees from our registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

•        meeting independently with our internal accounting staff, registered public accounting firm and management;

•        reviewing and approving or ratifying related party transactions; and

•        preparing the audit committee reports required by SEC rules.

Compensation Committee

Our compensation committee, which met six times in fiscal 2019, consists of Mr. Heyer, as the chair, and Mr. Grafer. Our compensation committee, which operates under a written charter that is posted on the Investor Relations section of our website at https://investor.lovesac.com, is, among other things, responsible for:

•        reviewing and approving corporate goals and objectives with respect to Chief Executive Officer compensation;

•        making recommendations to our board with respect to the compensation of our Chief Executive Officer and our other executive officers;

•        overseeing evaluations of our senior executives;

•        reviewing and assessing the independence of compensation advisers;

•        overseeing and administering our equity incentive plans;

•        reviewing and making recommendations to our board with respect to director compensation; and

•        preparing the compensation committee reports required by SEC rules.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee will be or at any time during the past year have been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Director Nominations

The board of directors as a whole will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Leadership Structure and Risk Oversight

The board of directors oversees our business and considers the risks associated with our business strategy and decisions.

The board of directors currently implements its risk oversight function as a whole. Each of the board committees will provide risk oversight in respect of its areas of concentration and reports material risks to the board of directors for further consideration.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), that applies to all directors, officers and employees of our Company and its subsidiaries. This Code of Ethics covers a wide range of business practices and procedures and promotes honest and ethical conduct, full, fair, accurate and timely disclosure in all reports and documents that our Company files under public communication, compliance with all applicable governmental laws, rules and regulations, protection of company assets, and fair dealing practices. The full text of our Code of Ethics is posted on the Investor Relations section of our website at https://investor.lovesac.com. We will disclose future amendments or waivers to our code of business conduct and ethics on our website within four business days following the date of the amendment or waiver.

Director Compensation

The following table provides information concerning the compensation paid to persons serving as non-employee directors of our Company for the fiscal year ended February 3, 2019 for whom information has not been disclosed above under the heading “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Andrew Heyer	—	—	—	—	—	—	—
David Yarnell	—	—	—	—	—	—	—
William Phoenix	—	—	—	—	—	—	—
Jared Rubin	—	—	—	—	—	—	—
Christopher Bradley	—	—	—	—	—	—	—
John Grafer	—	—	—	—	—	—	—

We currently do not have a formal non-employee director compensation policy. During fiscal 2019, we did not pay cash compensation to any non-employee director for his or her service as a director. We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT TO THE LOVESAC COMPANY
2017 EQUITY INCENTIVE PLAN

Background

In 2017, our board of directors adopted and our stockholders approved our 2017 Equity Incentive Plan (the “2017 Plan”).

At this time, we estimate that the 2017 Plan has only enough shares reserved to provide for equity incentive grants through the 2019 fiscal year. Since our ability to grant equity incentive compensation to eligible individuals is an integral part of our compensation practices, we are requesting stockholder approval to add 799,823 shares to the 2017 Plan’s share reserve so that we may continue to grant awards after fiscal year 2019. At the same time, we are making several changes to the terms of the 2017 Plan that are favorable to stockholders.

Summary of the Proposal

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our board of directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

In May 2019, our board of directors adopted an amendment and restatement of the 2017 Plan (the “Amended Plan”), subject to approval by our stockholders at our 2019 annual meeting, that increases by 799,823 the aggregate maximum number of shares that may be issued under the Amended Plan, so that the new total share reserve for grants under the Amended Plan will be 1,414,889 shares. As of May 17, 2019, a total of 348,462 shares had been issued under the 2017 Plan, 89,182 shares remained subject to outstanding awards under the 2017 Plan, and 160,177 shares remained available for the future grant of awards under the 2017 Plan.

We believe that increasing the shares reserved for issuance under the 2017 Plan is necessary for us to continue to offer a competitive equity incentive program. We believe that the additional shares will provide us with enough shares to continue to offer competitive equity compensation through fiscal year 2022. This estimate is based on a number of assumptions, including that our grant practices under the Amended Plan will be consistent with our historical practices and usage, and is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of our Common Stock underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices.

If the stockholders do not approve the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and recruit qualified new hires. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.

The board of directors believes that the Amended Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the Amended Plan.

Stockholder-Favorable Amendments to the Plan

In connection with this proposal, we made several changes to the 2017 Plan, as reflected in the Amended Plan, that are favorable to our stockholders, as follows:

•        The Amended Plan now prohibits repricing of stock options and stock appreciation rights without the approval of our stockholders.

•        The Amended Plan now provides for gross share counting. The number of shares remaining for grant under the Amended Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis.

•        We changed the share recycling provision so that shares withheld from options and stock appreciation rights for taxes are not added back to the pool for future awards.

•        We confirmed that shares purchased in the open market with proceeds from the exercise of options will not be added back to the pool for future awards.

•        We changed the provisions on dividend equivalents so that they cannot be paid currently on any unvested “full value” award and cannot be paid at all with respect to options or stock appreciation rights.

•        We confirmed that an option or stock appreciation right can never be transferred to a third party financial institution for value.

•        We made other minor, technical, and/or administrative changes as reflected in the Amended Plan.

Other Key Features of the Amended Plan

The following is a summary of other key features of the Amended Plan of particular interest to our stockholders that we believe reflect best practices:

•        There is no “evergreen” annual share increase provision.

•        No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•        The number of shares for which awards may be granted to any nonemployee member of our board of directors in a fiscal year is limited due to a total annual compensation limit in the Amended Plan.

•        The Amended Plan does not contain a “liberal” change in control definition (e.g., mergers require actual consummation).

•        The Amended Plan contains a clawback provision that applies to all equity grants made under the plan.

•        The Amended Plan has a fixed term of ten years.

Total Potential Dilution and Run Rate Information

Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last two years, the Company has maintained an average equity run rate of only 3.7% of shares of Common Stock outstanding per year. Total Potential Dilution (under employee stock plans) measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under the 2017 Plan and also includes shares that may be awarded under the Amended Plan in the future.

The following table shows how our key equity metrics have changed over the past two years, and also reflects the impact of the proposed new share request on such metrics:

Key Equity Metrics:	As of 4/30/19 including the New Share Request(1)	Fiscal Year End 2019	Fiscal Year End 2018
Equity Run Rate(2)	N/A	3.1%	4.3%
Outstanding Overhang(3)	0.7%	2.7%	3.0%
Total Potential Dilution under Employee Stock Plans(4)	7.2%	3.0%	5.5%

____________

(1)      Includes all information as of 4/30/19, including the impact of the 799,823 new shares that shareholders are being asked to approve in this proposal.

(2)      Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of basic shares outstanding during the year.

(3)      Outstanding Overhang is calculated by dividing (a) the number of shares subject to equity awards outstanding at the end of the year, by (b) the sum of number of shares outstanding at the end of the year, the number of shares subject to equity awards outstanding at the end of the year, and the number of shares available for future grants at the end of the year.

(4)      Total Potential Dilution under Employee Stock Plans is calculated by dividing (a) the sum of the number of shares subject to equity awards outstanding at the end of the year and the number of shares available for future grants at the end of the year, by (b) the sum of number of shares outstanding at the end of the year, the number of shares subject to equity awards outstanding at the end of the year, and the number of shares available for future grants at the end of the year.

Authorized Shares Requested

The maximum aggregate number of shares we are requesting our stockholders to authorize under the Amended Plan is 1,414,889. The total overhang resulting from this share request represents approximately 0.7% of the number of shares of our common stock outstanding on May 17, 2019, determined on a fully diluted basis.

Our Board considered several factors in determining the amount of shares requested as set forth above, including the intention to authorize sufficient shares to provide for the needs of a reasonable incentive program for the next three years.

Summary of the Amended Plan

The following summary of the Amended Plan is qualified in its entirety by the specific language of the Amended Plan, a copy of which is attached to this proxy statement as Appendix A.

General.    The purpose of the Amended Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares.    The maximum aggregate number of shares authorized for issuance under the Amended Plan is 1,414,889 shares, assuming the stockholders approve the addition of 799,823 shares to the reserve. Given the 160,177 shares that remain available for grant as of April 30, 2019, if approved, we would have 960,000 shares for new grants following approval of the Amended Plan.

Share Counting.    Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the Amended Plan by one share.

If any award granted under the Amended Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Amended Plan. Shares will not be treated as having been issued under the Amended Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares purchased in the open market with proceeds from the exercise of options will not be added to the share reserve. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Amended Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the Amended Plan will be reduced by the gross number of shares for which the award is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of “full value” awards will again become available for issuance under the Amended Plan.

Adjustments for Capital Structure Changes.    Appropriate and proportionate adjustments will be made to the number of shares authorized under the Amended Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the Amended Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits.    The aggregate grant date fair value of all awards granted to any nonemployee director during any fiscal year of the Company combined with any cash compensation for that year for services as a nonemployee director will not exceed $300,000.

Administration.    The Amended Plan generally will be administered by the Compensation Committee of the board of directors, although the board of directors retains the right to appoint another of its committees to administer the Amended Plan or to administer the Amended Plan directly. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the board of directors.) Subject to the provisions of the Amended Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion provided by the Amended Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The Amended Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended Plan. All awards granted under the Amended Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Amended Plan. The Committee will interpret the Amended Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Amended Plan or any award.

Prohibition of Option and SAR Repricing.    The Amended Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: lower the exercise price per share of an option or the base price of a stock appreciation right after it is granted, cancel an option or stock appreciation right when the price per share exceeds the fair market value of one share of stock in exchange for cash or another award (other than in connection with a change in control), or take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of stock are listed.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of May 17, 2019, we employed a total of 257 full time and 314 part time employees, and we contracted with 6 independent contractors, including 3 executive officers, and 6 non-employee directors who would be eligible under the Amended Plan.

Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On May 22, 2019, the closing price of our common stock as reported on Nasdaq was $36.16 per share.

The Amended Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Amended Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Amended Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification. No option (and no SAR) may be transferred to a third party financial institution for value.

The Company has not yet granted any options.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the Amended Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the Amended Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions will be subject to the same vesting terms and restrictions as the original award.

Restricted Stock Units.    The Committee may grant restricted stock units under the Amended Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays. The dividend equivalent rights would be subject to the same vesting conditions and settlement terms as the original award.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

The Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the metrics as set forth in the Amended Plan, or on any other such metric it chooses.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of events as determined by the Committee, which may include changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to increase, eliminate, or reduce the amount that would otherwise be payable on the basis of the performance goals attained to a participant. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock to the extent that the performance shares become vested (with any such dividend equivalents to be subject to the same vesting terms and restrictions as the underlying award). The Committee may provide for performance award payments in lump sums or installments.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Amended Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards.    The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards, which will be subject to the same vesting terms and restrictions as the underlying award. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control.    Unless otherwise defined in a participant’s award or other agreement with the Company, the Amended Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Amended Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of consummation of the Change in Control.

Our Compensation Committee has discretion to accelerate vesting of awards in connection with a Change in Control. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

The Amended Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. An award having an exercise or purchase price per share equal to or greater than the fair market value of the consideration to be paid per share of common stock in the Change in Control may be canceled without payment of consideration to the holder.

Clawback Policy.    The Amended Plan states that if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, or any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will reimburse the Company for (i) the amount of any payment in settlement of an award received by such participant during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of securities of the Company during such twelve-month period.

In addition, the Committee may specify in an award agreement that a participant’s rights with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of other specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

Withholding of Shares.    The Company has the right, but not the obligation, to deduct from the shares of stock issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, a number of whole shares of common stock having a fair market value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The fair market value of any shares withheld or tendered to satisfy any such tax withholding obligations will not exceed an amount that would trigger adverse accounting consequences or costs, as determined by the Committee and in accordance with Company policies; provided, however, that any shares withheld in excess of the minimum statutory rate will not be added back to the Amended Plan’s share reserve and will not be available for new grants under the Amended Plan.

Awards Subject to Section 409A of the Code.    Certain awards granted under the Amended Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Amended Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Amended Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination.    The Amended Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Amended Plan following the tenth anniversary of the Amended Plan’s effective date, which was the date on which it is approved by the stockholders in 2017. The Committee may amend, suspend or terminate the Amended Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Amended Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law or the rules of any stock exchange on which the Company’s shares are then listed. No amendment, suspension or termination of the Amended Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.    A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Awards Granted under the 2017 Plan

The following table shows the number of awards received by the persons listed below as of May 22, 2019. All awards under the 2017 Plan have been restricted stock units.

	Number of RSUs	Grant Date Fair Value ($)(1)
Named Executive Officers:
Shawn Nelson, Chief Executive Officer	224,018	$2,901,067
Jack Krause, President and Chief Operating Officer	152,230	$1,836,810
Donna Dellomo, Executive Vice President and Chief Financial Officer	70,670	$855,683
All Current Executive Officers as a Group (3 persons)	446,918	$5,593,560
Non-Employee Directors as a Group (6 persons)	—	—
All Non-Executive Officer Employees as a Group	150,347	$2,338,459

____________

(1)      Represents the grant date fair value calculated in accordance with the provisions of FASB ASC Topic 718.

New Amended Plan Benefits

No awards will be granted under the Amended Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of the Amended and Restated 2017 Equity Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF THE AMENDED PLAN.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2020

Our Audit Committee has appointed Marcum LLP as the independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending February 2, 2020 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Fees

We regularly review the services and fees from our independent registered public accounting firm, Marcum LLP. These services and fees are also reviewed with the audit committee annually. In accordance with standard policy, Marcum LLP periodically rotates the individuals who are responsible for the Company’s audit.

In addition to performing the audit of the Company’s consolidated financial statements, Marcum LLP provided various other services during fiscal 2019 and fiscal 2018. The Company’s audit committee has determined that Marcum LLP ‘s provision of these services, which are described below, does not impair Marcum LLP s independence with respect to the Company.

The following table shows the aggregate fees paid or accrued for audit and other services provided for fiscal 2019 and 2018:

	FY2019	FY2018
Audit fees	$206,880	$184,600
Audit-related fees	268,500	104,900
Tax fees	—	—
All other fees	—	—
Total fees	$475,380	$289,500

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the services relating to the fees described in the table above were approved by the audit committee in accordance with the audit committee’s pre-approval policy.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP FOR THE YEAR ENDING FEBRUARY 2, 2020.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that The Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Marcum LLP, or Marcum, our independent registered public accounting firm for the year ending February 3, 2019, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended February 3, 2019, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended February 3, 2019.

The Audit Committee has also reviewed and discussed with Marcum the audited financial statements in the Form 10-K. In addition, the Audit Committee discussed with Marcum those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Marcum provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee concerning independence. The Audit Committee also discussed with Marcum its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE
William Phoenix Jared Rubin David Yarnell

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 20, 2019, certain information with respect to the beneficial ownership of our common stock by:

•        each stockholder known by us to be the beneficial owner of more than 5% of our common stock,

•        each of our current directors and Named Executive Officers, and

•        all of our Named Executive Officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

We have based our calculation of the percentage of beneficial ownership on 13,773,655 shares of our common stock outstanding as of May 17, 2019.

Except as otherwise noted, the address of each person or entity in the following table is c/o The Lovesac Company, Two Landmark Square, Suite 300, Stamford, Connecticut 06901.

On May 20, 2019, we publicly filed with the SEC a Form S-1 registration statement (SEC File No. 333-231597), declared effective by the SEC on May 21, 2019, to register for sale 750,000 shares of common stock to be sold by us and 1,750,000 shares of common stock by certain selling stockholders. Certain of the selling stockholders are included in the table below. The table below does not reflect the sales of common stock by such selling stockholders and current holdings by such selling stockholders may differ from those set forth below. The selling stockholders are permitted to vote the shares that were sold because the selling stockholders were holders of those shares as of the record date of the Annual Meeting.

Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percentage Of Class
Shawn Nelson	164,508	(1)	1.19%
Jack A. Krause	106,437	(2)	*
Donna Dellomo	59,077	(3)	*
Andrew Heyer(4)	5,745,212	(5)	41.00%
David Yarnell	—		—
William Phoenix	—		—
Jared Rubin	—		—
Christopher Bradley	—		—
John Grafer(6)	1,860,585	(7)	13.04%
Shirley Romig	—		—
Walter McLallen	—		—
Directors, Director Nominees and Officers as a group (11 individuals)	7,935,819		54.70%
Beneficial Owners of more than 5% of our common stock:
SAC Acquisition LLC	5,244,094	(8)	38.07%
Entities affiliated with Mistral	501,118	(8)	3.58%
Entities affiliated with Satori	1,860,585	(7)	13.04%
Janus Henderson Group PLC	1,079,965	(9)	7.84%

____________

*        Represents beneficial ownership of less than one percent (1%).

(1)      Consists of 1,750 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 20, 2019.

(2)      Consists of 525 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 20, 2019.

(3)      Consists of 1,750 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 20, 2019.

(4)      Mistral Sac Carry, LLC (“MSC”), an entity controlled by Mr. Heyer, is the manager of Mistral Sac Holdings 4, LLC (“MSH4”). Mistral Sac Holdings, LLC (“MSH” and, together with MSH4, the “Investing Vehicles”) is an investment entity indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”), Mistral Equity Partners QP, LP (“MEP QP”) and MEP Co-Invest, LLC (“MEP Co-Invest”). Mistral Equity GP, LLC (“MEP GP” and, together with MEP, MEP QP, and MEP Co-Invest, the “Mistral Fund Entities”) is the general partner of MEP and MEP QP. By reason of the provisions of Rule 16a-1 of the Exchange Act, the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, MSC may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH4, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by the Investing Vehicles and/or the Mistral Fund Entities. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by the Investing Vehicles, and MEP GP may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MEP and MEP QP. Mr. Heyer’s business address is c/o Mistral Capital Management, LLC, 650 Fifth Avenue, 31st Floor, New York, NY 10019.

(5)      Represents 5,244,094 shares of common stock directly owned by SAC Acquisition LLC, which is indirectly controlled by Mr. Heyer through MSH, and the Mistral Fund Entities, 261,918 shares of common stock held by the Investing Vehicles and 239,200 shares of common stock issuable upon exercise of warrants held by the Investing Vehicles, exercisable within in 60 days of May 20, 2019.

(6)      Mr. Grafer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by Satori Capital Strategic Opportunities, LP (“Satori CSO”) and Satori Capital III, LP (“SCIII”). Mr. Grafer disclaims beneficial ownership of the securities held by Satori CSO and SCIII.

(7)      Consists of 954,613 shares of common stock owned by Satori CSO and 415,972 shares of common stock owned by SCIII and 490,000 shares of common stock issuable upon exercise of warrants held by Satori CSO and SCIII, exercisable within in 60 days of May 20, 2019. Satori Capital Strategic Opportunities GP, LLC (“Satori CSOGP”), is the general partner of Satori CSO and Satori Capital III GP, LLC (“SCIIIGP”), is the general partner of SCIII. SCGPM, LLC (“SCGPM”) is the manager of Satori CSOGP and SCIIIGP and may be deemed to share voting and dispositive power with respect to the shares held by Satori CSO and SCIII. SCGPM is wholly owned and controlled by Satori Capital, LLC (“Satori Capital”), which is indirectly owned and controlled by Sunny Vanderbeck and Randy Eisenman through entities that Sunny Vanderbeck or Randy Eisenman own or control. Each of Satori CSOGP, SCIIIGP, SCGPM, Satori Capital, Mr. Vanderbeck, Mr. Eisenman and each entity through which Mr. Vanderbeck and Mr. Eisenman indirectly owns or controls Satori Capital disclaims beneficial ownership of the securities held by Satori CSO and SCIII. The address for each of these entities is 2501 N. Harwood St., 20th Floor, Dallas, Texas 75201.

(8)      These shares have also been included under Mr. Heyer’s name above. See footnotes 4 and 5.

(9)      Solely based on the information included in the most recently available Schedule 13G filed with the SEC on February 12, 2019, by Janus Henderson Group PLC (“Janus Henderson”). The address for Janus Henderson listed in the Schedule 13G is 201 Bishopsgate EC2M 3AE, United Kingdom.

EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers:

Name	Age	Title
Shawn Nelson	41	Chief Executive Officer and Director
Jack Krause	56	President and Chief Operating Officer
Donna Dellomo	54	Executive Vice President, Chief Financial Officer and Secretary

Business Experience

The following is a brief account of the education and business experience of each executive officer, except Shawn Nelson, the description of his education and business experience can be found under “Proposal No. 1 — Election of Directors.”

Jack Krause has served as President and Chief Operating Officer of the Company since 2015. From 2012 to 2015, Mr. Krause served as President of Vitamin World, a 425 store specialty chain. From 2011 to 2013, he served as Senior Vice President of Watch Station Global Retail and Skagen, where he led the growth of both businesses. From 2008 to 2010, Mr. Krause served as General Manager and in various executive positions at Sunglass Hut (Luxottica). From 2004 to 2006, Mr. Krause served in roles of increasing responsibility at Bath and Body Works, including Senior Vice-President of Brand Development. Prior to that, he spent 10 years in brand management at Jergens and Marion Consumer Products. Mr. Krause has a Bachelor of Science in Business Administration from Miami University.

Donna Dellomo is currently serving as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of the Company. From January 1998 to January 2017, Ms. Dellomo served as Vice-President and Chief Financial Officer of Perfumania Holdings, Inc., a publicly traded company with over 290 retail locations, owned and licensed brands and a wholesale distribution network. Between October 1988 and December 1997, Ms. Dellomo served as Internal Audit Manager, Accounting Manager and Corporate Controller at Cybex International, Inc., a publicly traded company that manufactured and distributed fitness, rehabilitative and health care equipment. Ms. Dellomo is a Certified Public Accountant with focus on audit and tax and is also a member of the Board of Trustees of Molloy College and Chairperson of Molloy’s Fiscal Affairs and Audit Committee.

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers at the end of the fiscal year. This section describes the executive compensation program in place for our Named Executive Officers for fiscal 2019 and fiscal 2018, who are the individuals who served as our principal executive officer and two most highly compensated executive officers.

The following table summarizes the compensation of our Named Executive Officers paid by us during the fiscal years ended February 3, 2019 and February 4, 2018. No other executive officers or directors received annual compensation in excess of $100,000 during the last two fiscal years. This table does not include any equity grants made by SAC Acquisition LLC, which are discussed under the heading “Outstanding Equity Awards at Fiscal Year-End.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Shawn Nelson	2019	350,000	475,000	1,764,442		—	—	—	12,285	2,601,727
Chief Executive Officer	2018	331,971	175,000	1,136,525	(3)	—	—	—	—	1,643,596

Jack A. Krause	2019	350,000	225,000	700,185		—	—	—	17,077	1,292,262
President and Chief Operating Officer	2018	332,763	175,000	1,136,625	(3)	—	—	—	—	1,644.388

Donna L. Dellomo	2019	325,000	230,000	336,083		—	—	—	16,700	907,783
Executive Vice President and Chief Financial Officer	2018	325,552	130,000	519,600	(3)	—	—	—	—	975,152

____________

(1)      Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit granted computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements included in this prospectus.

(2)      Amounts shown represent 401(k) matching payments.

(3)      Amounts previously disclosed of $284,156 for Messrs. Nelson and Krause and $129,900 for Ms. Dellomo represented amounts vested as of the end of fiscal 2018. The amounts shown now reflect, the aggregate grant date fair value including the unvested portion of each restricted stock unit granted in fiscal 2018.

Bonuses

Pursuant to the employment agreements of Messrs. Nelson and Krause and Ms. Dellomo, each named executive officer is eligible to receive an annual bonus based on the achievement of a combination of company-wide and individual performance goals set by our board of directors.

Fiscal 2019 Bonuses

Messrs. Nelson and Krause each received an annual bonus equal to 50% of their respective annual base salaries and Ms. Dellomo received an annual bonus equal to 40% of her annual base salary pursuant to the terms of their employment agreements as the Company achieved an internal adjusted EBITDA amount of $3.4 million against an internal adjusted EBITDA target of $3.2 million that was set by our board of directors.

In connection with the completion of our IPO, Messrs. Nelson and Krause and Ms. Dellomo received cash bonuses of $300,000, $50,000 and $100,000, respectively.

Fiscal 2018 Bonuses

Messrs. Nelson and Krause each received an annual bonus equal to 50% of their respective annual base salaries and Ms. Dellomo received an annual bonus equal to 40% of her annual base salary pursuant to the terms of their employment agreements as the Company achieved an internal adjusted EBITDA amount of $3.3 million against an internal adjusted EBITDA target of $3.5 million that was set by our board of directors.

Employment Arrangements

We have agreements with certain of our Named Executive Officers, which include provisions regarding post-termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which were filed as exhibits to the registration statement of which this prospectus is a part.

Shawn Nelson Employment Agreement

On October 26, 2017, Mr. Nelson entered into an amended and restated employment agreement to be the Chief Executive Officer of the Company. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement provides for an annual base salary of $350,000 per year, subject to annual review. Mr. Nelson is eligible to receive an annual bonus provided that he achieves performance targets determined by the board of directors. If the Company achieves 90% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 45% of his base salary. In the event that the Company achieves 110% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 60% of his base salary. Furthermore, if the Company achieves 120% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 75% of his base salary.

Pursuant to the employment agreement Mr. Nelson was awarded 105,000 restricted stock units (“RSUs”) the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

Additionally, the agreement indicates that (i) in the event the Company consummates an IPO on or prior to March 31, 2019, (ii) Mr. Nelson remains employed with the Company, and (iii) Jack Krause purchases IPO shares as provided in his employment agreement, then the Company shall make an additional grant of RSUs in an amount which is the lesser of (a) the number of IPO shares purchased by Mr. Krause or (b) the number of RSUs remaining available for grant under the Company’s 2017 Equity Incentive Plan. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to eighteen (18) months of base salary upon termination by Mr. Nelson for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Jack Krause Employment Agreement

On October 26, 2017, Mr. Krause entered into an amended and restated employment agreement to be President and Chief Operating Officer of the Company. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement provides for an annual base salary of $350,000 per year, subject to annual review. Mr. Krause is eligible to receive an annual bonus provided that he achieves performance targets determined by the board of directors. If the Company achieves 90% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 45% of his base salary. In the event that the Company achieves 110% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 60% of his base salary. Furthermore, if the Company achieves 120% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 75% of his base salary.

Pursuant to the employment agreement, Mr. Krause was awarded 105,000 RSUs the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

Additionally, the agreement indicates that (i) in the event the Company consummates an IPO on or prior to March 31, 2019, and (ii) Mr. Krause remains employed with the Company, then the Company shall use commercially reasonable efforts to cause the underwriter(s) in such IPO to allocate a number of IPO shares equal to (a) $50,000 divided by the public offering price per share in our IPO or (b) such lesser number of IPO shares as Mr. Krause may elect upon reasonable prior notice to the Company. Mr. Krause also received a signing bonus payable on the first regular payroll date that was 5 days following the date of the employment agreement, in the amount of $50,000. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary upon termination by Mr. Krause for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Donna L. Dellomo Employment Agreement

On October 26, 2017, Ms. Dellomo entered into an amended and restated employment agreement to be Executive Vice President and Chief Financial Officer of the Company. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement provides for an annual base salary of $325,000 per year, subject to annual review. Ms. Dellomo is eligible to receive an annual bonus provided that she achieves performance targets determined by the board of directors. If the Company achieves 90% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 35% of her base salary. In the event that the Company achieves 110% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 45% of her base salary. Furthermore, if the Company achieves 120% of its annual EBITDA target for the applicable completed fiscal year the annual bonus shall be 55% of her base salary.

Pursuant to the employment agreement, Ms. Dellomo was awarded 48,000 RSUs the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

The agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with her employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary upon termination by Ms. Dellomo for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

2017 Equity Incentive Plan

Our 2017 Equity Incentive Plan (the “Equity Plan”), was approved by our board of directors and our stockholders on August 26, 2017. It is intended to make available incentives that will assist us to attract, retain and motivate employees, including officers, consultants and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other cash-based or stock-based awards.

In 2018, the Equity Plan was amended to increase the shares of our common stock authorized and reserved for issuance under the Equity Plan to 615,066. As of February 3, 2019, there are 160,177 shares of our common stock remaining for issuance under the Equity Plan.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the Equity Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the Equity Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the Equity Plan.

The Equity Plan will be generally administered by the compensation committee of our board of directors. Subject to the provisions of the Equity Plan, the compensation committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. However, the compensation committee may delegate to one or more of our officers the authority to grant awards to persons who are not officers or directors, subject to certain limitations contained in the Equity Plan and award guidelines established by the committee. The compensation committee will have the authority to construe and interpret the terms of the Equity Plan and awards granted under it. The Equity Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Equity Plan.

The Equity Plan will authorize the compensation committee, without further stockholder approval, to provide for the cancellation of stock options or stock appreciation rights with exercise prices in excess of the fair market value of the underlying shares of common stock in exchange for new options or other equity awards with exercise prices equal to the fair market value of the underlying common stock or a cash payment.

Awards may be granted under the Equity Plan to our employees, including officers, directors or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•        Stock options.    We may grant nonstatutory stock options or incentive stock options (as described in Section 422 of the Internal Revenue Code), each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price per share determined by the administrator, which may not be less than the fair market value of a share of our common stock on the date of grant.

•        Stock appreciation rights.    A stock appreciation right gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash.

•        Restricted stock.    The administrator may grant restricted stock awards either as a bonus or as a purchase right at such price as the administrator determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•        Restricted stock units.    Restricted stock units represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the administrator. Holders of restricted stock units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to dividend equivalent rights.

•        Performance shares and performance units.    Performance shares and performance units are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. Performance share awards are rights whose value is based on the fair market value of shares of our common stock, while performance unit awards are rights denominated in dollars. The administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the Equity Plan, such as revenue, earnings, gross margin, net income or total stockholder return. To the extent earned, performance share and unit awards may be settled in cash or in shares of our common stock. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant performance shares that entitle their holders to dividend equivalent rights.

•        Cash-based awards and other stock-based awards.    The administrator may grant cash-based awards that specify a monetary payment or range of payments or other stock-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or shares of our common stock, as determined by the administrator. Their holder will have no voting rights or right to receive cash dividends unless and until shares of our common stock are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other stock-based awards.

In the event of a change in control as described in the Equity Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the Equity Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The compensation committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full. The Equity Plan also authorizes the compensation committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award.

The Equity Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The administrator may amend, suspend or terminate the Equity Plan at any time, provided that without stockholder approval, the plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law or listing rule.

Outstanding Equity Awards at Fiscal Year-End

SAC Acquisition LLC is our principal shareholder and owned 5,244,094 shares of common stock of the Company as of February 3, 2019. SAC Acquisition LLC had 2,279,677 units outstanding as of February 3, 2019. Certain employees of the Company and its affiliates previously received unit option awards pursuant to the SAC Acquisition LLC 2007 Unit Plan (the “2007 Unit Plan”) and the SAC Acquisition LLC 2010 Unit Plan (the “2010 Unit Plan”). The options are exercisable into common units of SAC Acquisition LLC. The Company did not adopt or assume the 2010 Unit Plan or the 2007 Unit Plan in the reorganization, therefore upon exercise of the outstanding options the holders will receive common units of SAC Acquisition LLC.

The following table sets forth for each Named Executive Officer certain information concerning the outstanding SAC Acquisition LLC equity awards as of February 3, 2019.

	Unit Option Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable(1) (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Shawn Nelson	05/24/2010	13,503	—	—	23.00	05/24/2020
	05/24/2010	—	—	9,000	63.08	05/24/2020
	05/24/2010	—	—	3,000	76.88	05/24/2020
	06/01/2012	8,185	—	—	26.00	06/01/2022
	06/01/2012	—	—	999	63.08	06/01/2022
	06/01/2012	—	—	427	76.88	06/01/2022
	12/10/2014	4,475	—	—	36.11	12/10/2024
	12/10/2014	—	—	8,951	36.11	12/10/2024
	10/26/2017	76,198	—	—	12.75	10/26/2027
Jack Krause	07/27/2016	—	—	6,363	36.11	07/27/2026
	07/27/2016	15,908	—	—	36.11	07/27/2026
Donna L. Dellomo	01/30/2017	15,908	—	3,182	36.11	01/30/2027

____________

(1)      Upon exercise of the options, holders will be entitled to purchase common units of SAC Acquisition LLC.

The following table sets forth for each Named Executive Officer certain information concerning the outstanding equity awards as of February 3, 2019.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Shawn Nelson	—	—	140,010	3,323,837
Jack Krause	—	—	95,145	2,258,742
Donna L. Dellomo	—	—	44,170	1,048,596

Retirement or Similar Benefit Plans

401(k) Plan

Our 401(k) Plan (the “TLC 401(k) Plan”), is designed to provide retirement benefits to all eligible full-time and part-time employees. The TLC 401(k) Plan provides employees with the opportunity to save for retirement on a tax-favored basis. The TLC 401(k) Plan calls for elective deferral contributions, safe harbor matching 100% contributions, not to exceed 4% of their compensation with immediate vesting, and profit-sharing contributions. All our employees (both full-time and part-time) (except for union employees and nonresident aliens) are eligible to participate in the TLC 401(k) Plan as of the day of the month they complete one (1) month of service and are over the age of 21.

Resignation, Retirement, Other Termination, or Change in Control Agreements

For a description of the material terms of each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control, see above under the heading “Employment Arrangements.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since February 3, 2018, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Preferred Stock Financings

In March 2017, we issued an aggregate of 1,000,000 shares of our Series A-1 Preferred Stock at a purchase price of $10.00 per share for an aggregate purchase price of $10.0 million and warrants, as amended, to purchase 350,000 shares of our common stock at an exercise price equal to the price per share of the common stock in our IPO, or $16.00. Between March 2017 and October 2017, we completed an offering of our Series A Preferred Stock and issued an aggregate of 923,000 shares of our Series A preferred stock at a purchase price of $10.00 per share for an aggregate purchase price of $9.2 million and warrants, as amended, to purchase 230,750 shares of our common stock at an exercise price of $16.00 per share. Between October 2017 and December 2017, we issued 623,500 shares of our Series A-2 Preferred Stock at a purchase price of $10.00 per share for an aggregate purchase price of $6.23 million and warrants, as amended, to purchase 218,225 shares of our common stock at an exercise price of $16.00 per share. The following table summarizes purchases of preferred stock by holders of more than five percent of our capital stock and their affiliated entities and our directors.

Name	Series A Preferred Stock	Series A-1 Preferred Stock	Series A-2 Preferred Stock	Aggregate Purchase Price
Shawn Nelson	—	—	5,000	$50,000
Jack A. Krause	—	—	1,500	15,000
Donna Dellomo	—	—	5,000	50,000
Entities affiliated with Satori Capital, LLC(1)(2)	—	1,000,000	400,000	14,000,000
Entities affiliated with Mistral(3)(4)	660,000	—	212,000	8,820,000

____________

(1)      Consists of (a) 696,500 shares of Series A-1 Preferred Stock and 280,000 shares of Series A-2 Preferred Stock owned by Satori Capital Strategic Opportunities, LP (“Satori CSO”) and (b) 303,500 shares of Series A-1 Preferred Stock and 120,000 shares of Series A-2 Preferred Stock owned by Satori Capital III, LLC (“SCIII”). Satori Capital Strategic Opportunities GP, LLC (“Satori CSOGP”), is the general partner of Satori CSO and Satori Capital III GP, LLC (“SCIIIGP”), is the general partner of SCIII. SCGPM, LLC is the manager of Satori CSOGP and SCIIIGP and may be deemed to share voting and dispositive power with respect to the shares held by Satori CSO and SCIII.

(2)      Mr. Grafer, a director of the Company, is also a principal of Satori.

(3)      Consists of 300,000 shares of Series A Preferred Stock held by Mistral Sac Holdings LLC (“MSH”), 360,000 shares of Series A Preferred Stock owned by Mistral Sac Holdings 3, LLC (“MSH3”), and 212,000 shares of Series A-2 Preferred Stock owned by Mistral Sac Holdings 4, LLC (“MSH4”). Mistral Sac Carry, LLC (“MSC”) is the manager of MSH, MSH3 and MSH4. MSC is indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”). By reason of the provisions of Rule 16a-1 of the Exchange Act, the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, MSH3 MSH4, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH, MSH3, MSH4 and/or MSC. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by MSH, MSH3 and MSH4 and may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MSC.

(4)      Messrs. Bradley, Heyer and Phoenix, each of whom is a director of the Company, are also principals of Mistral. Mr. Phoenix is also a director of Blueport Commerce, which is owned in part by investment vehicles affiliated with Mistral.

On April 19, 2018, we amended and restated the terms of our preferred stock to, among other things, revise the conversion features of the preferred stock. Immediately prior to the closing of our IPO, the preferred stock (i) accrued an additional amount of dividends equal to the amount of dividends that would have accrued and accumulated through and including the one year anniversary of the completion of our IPO, and (ii) automatically converted, along with the aggregate accrued or accumulated and unpaid dividends thereon, into shares of common stock.

On April 19, 2018, we agreed to amend and restate the warrants issued to our preferred stockholders. As a result, the warrants were amended to be set at a fixed numbers of shares with an exercise price of $16.00 per share.

Registration Rights Agreement

In connection with the preferred stock financings discussed above we have entered into amended and restated registration rights agreements with each investor in the financing, including entities affiliated with Satori and Mistral. As described in more detail below, the registration rights agreements provide the holders of preferred stock and the common stock warrants issued in connection therewith with piggyback and demand registration rights as to the common stock issuable upon conversion of the preferred stock and exercise of the common stock warrants.

Monitoring and Management Services Agreements

On May 24, 2010, Sac Acquisition LLC and Mistral Capital Management, LLC, or Mistral, entered into a monitoring and management services agreement, as amended on January 25, 2016, (the “Monitoring Agreement”). The Monitoring Agreement was subsequently assumed by the Company, along with Sac Acquisition LLC’s other liabilities. Certain of our directors are members and principals of Mistral. Pursuant to the terms of the Monitoring Agreement, Mistral agreed to provide certain monitoring and financial advisory services in exchange for an annual fee of $400,000 (the “Monitoring Fee”) and the reimbursement of reasonable out-of-pocket expenses incurred in connection with the performance of services under the Monitoring Agreement. The Monitoring Agreement provides for customary exculpation and indemnification provisions in favor of Mistral and each of its affiliates and automatically renews on an annual basis unless terminated by Mistral.

Pursuant to the Monitoring Agreement, Mistral was also entitled to a fee of $500,000 in connection with the refinancing of the Company’s credit agreement. This fee was paid at the closing of our IPO.

The parties amended and restated the Monitoring Agreement effective upon the consummation of our IPO (the “A&R Monitoring Agreement”). Under the arrangement, Mistral agreed to terminate its right of first offer to act as financial advisor to the Company and, for so long as Mistral is receiving the Monitoring Fee, Mistral agreed that none of its officers or employees will accept cash director fees from the Company for their service as directors of the Company. The Monitoring Fee will continue at its current rate during the term of the A&R Monitoring Agreement. The A&R Monitoring Agreement will terminate on January 31, 2021.

For services rendered under the Monitoring Agreement, Mistral received fees totaling $900,000 during fiscal 2019, which included the $500,000 fee paid at the closing of the IPO, and $400,000 in fiscal 2018.

On March 30, 2017, the Company and Satori Capital, LLC, or Satori, entered into a letter agreement pursuant to which, among other things, Satori would provide certain monitoring and financial advisory services in exchange for an annual fee of $100,000 and the reimbursement of reasonable out-of-pocket expenses incurred in connection with the performance of services under the agreement. The letter agreement provided for customary exculpation and indemnification provisions in favor of Satori and each of their respective affiliates. Satori’s monitoring and financial advisory services fees will terminate at the same time as the A&R Monitoring Agreement.

On June 22, 2018, the Company and Satori amended the letter agreement, to grant to Satori 50,000 shares of common stock, in connection with the performance of services to the Company. In addition, pursuant to Satori’s letter agreement, Satori was paid a fee of $125,000 at the same time that Mistral was paid its fee relating to refinancing of the Company’s credit agreement.

For services rendered to the Company, Satori received fees totaling $225,000, which included the $125,000 fee referenced above, and a one-time stock grant of 50,000 shares of our common stock in fiscal 2019 and $83,888 in fiscal 2018.

Blueport Commerce Agreement

On November 16, 2016, the Company engaged Blueport Commerce (“Blueport”), a company owned in part by investment vehicles affiliated with Mistral and an affiliate of Schottenstein Stores Corporation, an indirect investor in Sac Acquisition LLC, to evaluate a transition plan to convert to the Blueport platform. Certain of our directors are members and principals of Mistral or employees of Schottenstein Stores Corporation. Mr. Phoenix and Mr. Rubin,

directors of the Company, are also directors of Blueport. The Company launched on the Blueport platform in February 2018. There were $1,153,844 of fees incurred with Blueport for the conversion to, and sales transacted through, the Blueport platform during fiscal 2019. Transition plan fees of $0 and $15,235 were incurred with Blueport during fiscal 2019 and fiscal 2018, respectively.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. See “Executive Compensation-Employment Arrangements.”

Related Party Transactions Policy

We have adopted a policy with respect to the review, approval and ratification of related party transactions. Under the policy, the audit committee is responsible for reviewing and approving related party transactions. The policy applies to transactions, arrangements and relationships (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the aggregate amount involved will, or may be expected to, exceed $120,000 with respect to any fiscal year, and in which we (or one of our subsidiaries) are a participant and in which a related party has or will have a direct or indirect material interest. In the course of reviewing potential related party transactions, the audit committee will consider the nature of the related party’s interest in the transaction; the presence of standard prices, rates or charges or terms otherwise consistent with arms-length dealings with unrelated third parties; the materiality of the transaction to each party; the reasons for the Company entering into the transaction with the related party; the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and any other factors the audit committee may deem relevant.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and SEC rules require our directors, executive officers and persons who own more than 10% of any class of our common stock to file reports of their ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Based solely on our review of the reports filed during fiscal 2019, and on written representations from such reporting persons, we determined that no director, executive officer or beneficial owner of more than 10% of any class of our common stock failed to file any report as required under Section 16(a) on a timely basis during fiscal 2019.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the Company’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act relating to the Company’s 2020 annual meeting of stockholders to be held in 2020 must be received by the Company at the principal executive offices of the Company no later than the close of business on March 7, 2020. Stockholders wishing to make a director nomination or bring a proposal before the annual meeting to be held in 2020 (but not include it in the Company’s proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on March 7, 2020 and not earlier than the close of business on February 6, 2020. However, if the Company changes the date of the 2020 annual meeting of stockholders to a date more than 30 days before or after the anniversary of the 2019 Annual Meeting, then such notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. Any matter so submitted must comply with the other provisions of the Company’s bylaws and be submitted in writing to the Secretary at the principal executive offices.

STOCKHOLDER COMMUNICATIONS

Any security holder of the Company wishing to communicate with the board of directors may write to the board of directors at Board of Directors, c/o Secretary, Two Landmark Square, Suite 300, Stamford, Connecticut 06901, or by email at InvestorRelations@lovesac.com. The Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Secretary. The board of directors or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended.

We make available free of charge on or through our Internet website, https://investor.lovesac.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s Internet website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

OTHER MATTERS

We currently know of no other matters to be voted on at the 2019 Annual Meeting. If any other matters properly come before the meeting, the persons named in the form of proxy intend to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by execution of the proxy.

BY ORDER OF THE BOARD OF DIRECTORS,
Shawn Nelson Chief Executive Officer
May 23, 2019
Stamford, CT

THE LOVESAC COMPANY

AMENDED AND RESTATED

2017 EQUITY INCENTIVE PLAN

A-i

A-ii

TABLE OF CONTENTS

Page
18.	Miscellaneous Provisions.		A-25
	18.1	Repurchase Rights.	A-25
	18.2	Forfeiture Events.	A-25
	18.3	Provision of Information.	A-25
	18.4	Rights as Employee, Consultant or Director.	A-25
	18.5	Rights as a Stockholder.	A-25
	18.6	Delivery of Title to Shares.	A-25
	18.7	Fractional Shares.	A-26
	18.8	Retirement and Welfare Plans	A-26
	18.9	Beneficiary Designation.	A-26
	18.10	Severability	A-26
	18.11	No Constraint on Corporate Action.	A-26
	18.12	Unfunded Obligation.	A-26
	18.13	Choice of Law.	A-26

A-iii

The Lovesac Company

Amended and Restated 2017 Equity Incentive Plan

1. Establishment, Purpose and Term of Plan.

1.1 Establishment.    The Lovesac Company 2017 Equity Incentive Plan was originally established effective as of October 26, 2017, the date of its approval by the stockholders of the Company (the “Effective Date”), and is hereby amended and restated as The Lovesac Company Amended and Restated 2017 Equity Incentive Plan (the “Plan”) effective as of June ____, 2019.

1.2 Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan.    The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. Definitions and Construction.

2.1 Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means the occurrence of any one or a combination of the following, unless otherwise provided in an Award Agreement:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means The Lovesac Company, a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant; provided that no Dividend Equivalents Rights shall be granted in connection with an Option or SAR.

(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(v) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(x) “Nonemployee Director” means a Director who is not an Employee.

(y) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(z) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(aa) “Officer” means any person designated by the Board as an officer of the Company.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff) “Participant” means any eligible person who has been granted one or more Awards.

(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ii) “Performance Award” means an Award of Performance Shares or Performance Units.

(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(ll) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(mm) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(oo) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(pp) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(ss) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(tt) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(uu) “Section 409A” means Section 409A of the Code.

(vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(yy) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(zz) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(aaa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ccc) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ddd) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3 Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Prohibition on Option or SAR Repricing.    Other than pursuant to Section 4.3, the Committee shall not, without the approval of the Company’s stockholders (a) lower the exercise price per share of an Option or the base price of an SAR after it is granted, (b) cancel an Option or SAR when the price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Stock are listed.

3.6 Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to _____________________ shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting.    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

4.3 Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards.     The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. Eligibility, Participation and Award Limitations.

5.1 Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan.    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed _________ shares.

(b) Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory

Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4 Nonemployee Director Award Limit.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director for services rendered for such fiscal year, shall not exceed $300,000; provided, however, that the limitation described in this Section shall be determined without regard to amounts paid to a Nonemployee Director during any period in which such individual was an employee or consultant (other than payments for service in their capacity as a Nonemployee Director), and any severance and other payments such as consulting fees paid to a Nonemployee Director for such director’s prior or current service to the Company or any Subsidiary other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise.    A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise.    A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise.    A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability.    Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee in an Award Agreement or otherwise, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability.    If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death.    If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service.    If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option; provided however than an Option shall never be transferrable to a third party financial institution for value.

6.6 Deemed Exercise of Options.    If, on the date on which an Option would otherwise expire at the end of its maximum term, the Option by its terms remains exercisable immediately prior to such expiration and the Fair Market Value of the Stock subject to the Option is greater than the exercise price, then any portion of such Option which has not previously been exercised shall automatically be deemed to be exercised as of such expiration date with respect to such portion.

7. Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act; provided, however, than an SAR shall never be transferrable to a third party financial institution for value.

8. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized.    Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price.    The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be accumulated/accrued and shall be subject to the same Vesting Conditions and risks of forfeiture as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service.    Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award or otherwise, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting.    Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same vesting terms and conditions and same risks of forfeiture, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award or otherwise, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in a deferral agreement as provided by the Company or in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards.    The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized.    Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3     Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business, financial or individual performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures.    Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project;

(xxix) completion of a joint venture or other corporate transaction; and

(xxx) any other metric as determined by the Committee.

(b) Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. The Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to increase or reduce some or all of the value of the Performance Award that would otherwise be paid to the Participant upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

(c) Effect of Leaves of Absence.    Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants.    As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards.    As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement (or applicable deferral election agreement) evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in a deferral agreement provided by the Company or the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or otherwise, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability.    If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service.    If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award. Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards.    Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards.    Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.    Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service.    Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards.    Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. Standard Forms of Award Agreement.

12.1 Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. Change in Control.

13.1 Effect of Change in Control on Awards.    In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b) Assumption, Continuation or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of Change in Control on Nonemployee Director Awards.    Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment.    If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Tax Firm.    To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. Compliance with Section 409A.

15.1 Awards Subject to Section 409A.    The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections.    Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections.    Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments.    Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments.    It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability.    All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

(g) Payment Upon Unforeseeable Emergency.    The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance.    Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. Tax Withholding.

16.1 Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed an amount that would trigger adverse accounting consequences or costs, as determined by the Committee and in accordance with Company policies; provided, however, that any shares of Stock withheld in excess of the minimum statutory rate shall not be added back to the share reserve and shall not be available for new grants under the Plan as otherwise contemplated by Section 4.2. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4) (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. Miscellaneous Provisions.

18.1 Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, or any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

18.6 Delivery of Title to Shares.    Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans.    Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation.    Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation.    Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law.    Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth The Lovesac Company Amended and Restated 2017 Equity Incentive Plan as duly adopted by the Board on May ____, 2019.

Donna Dellomo, Secretary

THE LOVESAC COMPANY

Proxy for Annual Meeting of Shareholders on June 5, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shawn Nelson and Jack Krause, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of The Lovesac Company, to be held June 5, 2019, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

THE LOVESAC COMPANY

June 5, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - https://investor.lovesac.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20733000000000001000 1 060519

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Andrew Heyer
- ○ Shawn Nelson
- ○ William Phoenix
- ○ Jared Rubin
- ○ John Grafer
- ○ Shirley Romig
- ○ Walter McLallen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Approval of the Amended and Restated 2017 Equity Incentive Plan.	☐	☐	☐
3. Ratification of appointment of Marcum LLP as independent auditor for the fiscal year ending February 2, 2020.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.